UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2007

Osteologix, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

333-112754 (Commission File Number)	32-0104570 (IRS Employer Identification No.)

425 Market Street
Suite 2230
San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(415) 955-2700
(Registrant’s telephone number, including area code)

____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 5, 2007, Osteologix, Inc. (the “Company”) issued a press release announcing the results of its Phase II clinical trial of its lead investigational drug, NB S101.

A copy of the press release announcing the Phase II results is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Osteologix, Inc. dated November 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOLOGIX, INC.

By:      /s/ Philip J. Young
Name: Philip J. Young
Title:   President and
            Chief Executive Officer

Dated: November 9, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Osteologix, Inc. dated November 5, 2007.